                                                                   EXHIBIT 10.25

                      NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of May 19, 2000 by and among Lexar Media, Inc., a California corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (individually an "Investor" and collectively the
             ---------
"Investors").

                                    RECITALS
                                    --------

     A. The Company is currently in need of funds to help finance its operations.

     B. The Investors are willing to advance funds to the Company in exchange for the issuance to them of (i) certain promissory notes evidencing the Company's obligation to repay the Investor's loans of the advanced funds and
(ii) certain warrants to purchase shares of the Company's capital stock, all as provided in this Agreement.

     NOW THEREFORE, the parties hereby agree as follows:

     1.  PURCHASE AND SALE OF NOTES AND WARRANTS.
         ---------------------------------------

         1.1  Note Purchase.  Subject to the terms and conditions of this
              -------------
Agreement, the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company, a Promissory Note in the form attached to this Agreement as Exhibit B (individually a "Note" and collectively
                              ---------
the "Notes") in the principal amount set forth opposite such Investor's name on Exhibit A.
---------

         1.2  Warrant Issuance.  As additional consideration for the purchase of
              ----------------
the Note, subject to the terms and conditions of this Agreement, the Company further agrees to sell and issue to each Investor (i) a warrant to purchase shares of the Company's capital stock ("Warrant Stock") in the form attached hereto as Exhibit C (individually a "Warrant" and collectively the "Warrants")
          ---------
and (ii) a warrant to purchase shares of the Company's capital stock ("Monthly Warrant Stock") in the form attached hereto as Exhibit D (individually a
                                               ---------
"Monthly Warrant" and collectively the "Monthly Warrants").

     2.  CLOSING.
         -------

         2.1  The Closing.  The purchase and sale of the Notes, the Warrants
              -----------
and the Monthly Warrants will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at 1:00 p.m. Pacific time, on May 19, 2000, or at such other time and place as the Company and the Investors who have agreed to purchase a majority of the aggregate principal amount of the Notes listed on Exhibit A mutually agree upon (which time and place are referred
                ---------
to as the "Closing"). At the Closing, each Investor will deliver to the Company payment in full for the Note, the Warrant and the Monthly Warrant in the amount set forth opposite such Investor's name on Exhibit A, which such Investor agrees
                                           ---------
to purchase at the Closing by (i) a
check payable to the Company's order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing. At the Closing, the Company will deliver to each Investor a duly executed Note in the principal amount set forth opposite such Investor's name on Exhibit A, a duly executed Warrant and a
                                       ---------
duly executed Monthly Warrant.

         2.2  Additional Closing(s).
              ---------------------

              (a)  Conditions of Additional Closing(s).  At any time and from
                   -----------------------------------
time to time during the ninety (90) day period immediately following the Closing (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the "New Investors") Notes, Warrants and Monthly Warrants under terms no more favorable to such New Investors than the terms and conditions set forth in this Agreement, and such Notes having an aggregate principal amount of no more than $16,000,000 less the aggregate principal amount of all Notes previously sold hereunder. New Investors may include persons or entities who are already Investors under this Agreement.

               (b)  Amendments.  The Company and the New Investors purchasing
                    ----------
Notes at each Additional Closing will execute counterpart signature pages to this Agreement, and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, the Schedule of Investors attached to this Agreement as Exhibit A will be amended to list the New Investors purchasing Notes, Warrants
---------
and Monthly Warrants hereunder and the amount of the principal amount of each Note purchased by each New Investor under this Agreement at each such Additional Closing. The Company will promptly furnish to each Investor upon request a copy of the amendments to Exhibit A referred to in the preceding sentence.
                     ---------

               (c)  Status of New Investors.  Upon the completion of each
                    -----------------------
Additional Closing as provided in this Section 2, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement.

     3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
         ---------------------------------------------
represents and warrants to each Investor that the statements in the following paragraphs of this Section 3 are all true and complete:

         3.1   Organization, Good Standing and Qualification.  The Company has
               ---------------------------------------------
been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of California. The Company has the corporate power and authority to own and operate it properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in good standing in the State of Texas, which is the only jurisdiction other than California in which the Company owns property, has offices or employs employees.

         3.2  Due Authorization.  All corporate action on the part of the
              -----------------
Company's directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Notes, the Warrants and the Monthly Warrants has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Notes, the Warrants and the Monthly Warrants when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor's rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

         3.3  Corporate Power.  The Company has the corporate power and
              ---------------
authority to execute and deliver this Agreement, the Notes, the Warrants and the Monthly Warrants to be purchased by the Investors hereunder, to issue the Notes, the Warrants and the Monthly Warrants and to carry out and perform all its obligations under this Agreement, the Notes, the Warrants and the Monthly Warrants.

         3.4  Valid Issuance.
              --------------

              The Notes, the Warrants and the Monthly Warrants, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

     4.  REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS.  Each
         ---------------------------------------------------------------
Investor hereby represents and warrants to, and agrees with, the Company, that:

         4.1  Authorization.  This Agreement constitutes such Investor's valid
              -------------
and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Each Investor represents that such Investor has full power and authority to enter into this Agreement.

         4.2  Purchase for Own Account.  The Notes, the Warrants, the Monthly
              ------------------------
Warrants, the shares of the Company's capital stock issuable upon the conversion of the Notes (the "Conversion Stock"), the Warrant Stock, the Monthly Warrant Stock and the Company's Common Stock issuable upon conversion of such Conversion Stock, Warrant Stock and Monthly Warrant Stock (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

         4.3  Disclosure of Information.  Such Investor believes that such
              -------------------------
Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access. Such Investor acknowledges that it is aware of, and has had the opportunity to discuss with the Company the status of the Company's litigation with SanDisk. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in
Section 3.

        4.4  Investment Experience.  Such Investor understands that the
             ---------------------
purchase of the Securities involves substantial risk. Such Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Securities and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

         4.5  Accredited Investor Status.  Such Investor is an "accredited
              --------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

         4.6  Restricted Securities.  Such Investor understands that the
              ---------------------
Securities are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder.

         4.7  No Solicitation.  At no time was the Investor presented with or
              ---------------
solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

         4.8  Further Limitations on Disposition.  Without in any way limiting
              ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

              (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

              (b) such Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Notes, Warrants or Monthly Warrants in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Notes, Warrants or Monthly Warrants by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, (C) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the
                                                 --------
foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Investor hereunder.

         4.9  Legends.  Such Investor understands and agrees that the
              -------
certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company's Articles of Incorporation or Bylaws, or by any agreement between the Company and such Investor:

              (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

              (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code or any other state securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

          4.10  "Market Stand-Off" Agreement.  Each Investor hereby agrees that,
                 ---------------------------
following the effective date of a registration statement of the Company's initial sale of securities under the 1933 Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Investor shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any Securities or other shares of stock of the Company then owned by such Investor, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound, for the period; provided however, that

                (a) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock, shall have agreed to be bound by substantially the same terms and conditions,

                (b) the time period requested for such market stand-off shall not exceed one hundred eighty (180) days, and

                (c) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Act on Form S-4 (or similar forms promulgated after the date hereof).

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop-transfer instructions with respect to the Securities and any other shares of stock of each Investor (and the shares or securities of every other person subject to the foregoing restriction) during such stand-off period if necessary to enforce such restrictions.

     5.   CONDITIONS TO CLOSING.
          ---------------------

          5.1  Conditions to Investors' Obligations.  The obligations of each
               ------------------------------------
Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the
Investors:

               (a) Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing; and

               (b) the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          5.2  Condition to Company's Obligations.  The obligations of the
               ----------------------------------
Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following condition by such Investor:

               (a) Each of the representations and warranties of such Investor contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

               (b) such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     6.   GENERAL PROVISIONS.
          ------------------

          6.1  Survival of Warranties.  The representations, warranties and
               ----------------------
covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors or the Company, as the case may be.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          6.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5  Headings.  The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          6.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Exhibit A or, in the case
                                                       ---------
of the Company, at 47421 Bayside Parkway, Fremont, California 94538, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

          6.7  No Finder's Fees.  Each party represents that it neither is nor
               ----------------
will be obligated for any finder's or broker's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes at the time outstanding. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon each holder of any Notes, Warrants and Monthly Warrants at the time outstanding, each future holder of such securities, and the Company; provided, however, that New Investors may become parties to this Agreement in accordance with Section 2.2 without any amendment of this Agreement or any consent or approval of any Investor.

          6.9  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          6.10 Entire Agreement.  This Agreement, together with all exhibits
               ----------------
and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          6.11 Further Assurances.  From and after the date of this Agreement,
               ------------------
upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          6.12 Waiver of Right of First Refusal.  The Investors hereby waive
               --------------------------------
any rights to notice of, and hereby waive any rights of first refusal with respect to, the issuance of the Notes, the Warrants and the Monthly Warrants contained in Section 4 of that certain Investors'

Rights Agreement dated as of September 28, 1999 by and among the Company and certain investors.

          6.13 Waiver of Conflict of Interest.  Each Investor and the Company
               ------------------------------
is aware that Fenwick & West LLP ("F&W") may have previously performed and may continue to perform certain legal services for certain of the Investors in matters unrelated to F&W's representation of the Company. In connection with its Investor representation, F&W may have obtained confidential information of such Investors that could be material to F&W's representation of the Company in connection with negotiation, execution and performance of this Agreement. By signing this Agreement, each Investor and the Company hereby acknowledges that the terms of this Agreement were negotiated between the Investors and the Company and are fair and reasonable and waives any potential conflict of interest arising out of such representation or such possession of confidential information. Each Investor and the Company further represents that it has had the opportunity to be, or has been, represented by independent counsel in giving the waivers contained in this Section.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                               THE INVESTORS:
-----------                                -------------


By: ____________________________           By: _____________________________

Name: __________________________           Name: ___________________________

Title: _________________________           Title: __________________________



            [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]



Attachments:

Exhibit A      -     Schedule of Investors
Exhibit B      -     Form of Note
Exhibit C      -     Form of Warrant
Exhibit D      -     Form of Monthly Warrant

                                   EXHIBIT A

                             Schedule of Investors
                             ---------------------


                                                                Principal
Investors                                                         Amount
---------                                                       ----------

APV Technology Partners II, L.P.                                $  300,000
535 Middlefield Road
Suite 150
Menlo Park, CA 94025

Thomvest Holdings, Inc.                                          1,399,545
65 Queen Street West
Suite 2400
Toronto, Ontario
M5H 2M8
Canada

St. Paul Venture Capital V, LLC                                  3,075,000
10400 Viking Drive
Suite 550
Eden Prairie, MN 55344

Mellon Ventures, L.P.                                            3,000,000
400 S. Hope Street, 5th Floor
Los Angeles, CA 90071-2806

SunAmerica Inc.                                                  5,000,000
1999 Avenue of the Stars
Suite 3800
Los Angeles, CA 90067

GE Capital Equity Investments, Inc.                                500,000
c/o GE Equity Investments, Inc.
100 California Street, Suite 850
San Francisco, CA 94111

Total:                                                         $13,274,545

                                   EXHIBIT B

                                  Form of Note
                                  ------------

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                PROMISSORY NOTE
                                       OF
                               LEXAR MEDIA, INC.

$__________________                                                May ___, 2000

     For value received, Lexar Media, Inc., a California corporation (the "Company"), with principal offices at 47421 Bayside Parkway, Fremont, California 94538, hereby promises to pay to ________________________________ the sum of
___________________________ Dollars ($_________) plus simple interest accrued on unpaid principal at a rate equal to the lower of (a) the highest permissible rate under applicable law and (b) six percent (6%) per annum from the date of this Note until the principal amount hereof and all interest accrued thereon is paid (or converted, as provided in Section 2 hereof). The principal amount of this Note, and the interest accrued thereon, shall be due and payable in full on May 31, 2001 at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to Section 2 hereof.

     This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of May ___, 2000 (the "Purchase Agreement"), by and among the Company, the original holder of this Note and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

     1.   Definitions. The following definitions shall apply for all purposes of
          -----------
this Note:

          1.1 "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          1.2 "Conversion Price" means an amount equal to the lowest per share selling price of Conversion Stock.

          1.3 "Conversion Stock" means the Company's capital stock sold in the Next Financing.

          1.4 "Holder" means any person who shall at the time be the registered holder of this Note.

          1.5 "Initial Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Act covering the offer and sale of the Company's Common Stock for the account of the Company.

          1.6 "Next Financing" means the Company's next sale of its Common Stock or Preferred Stock (with or without other securities of the Company or some combination thereof) in one transaction or series of related transactions, occurring at any time before the earlier of (a) the date on which this Note becomes due or (b) the Closing of an Initial Public Offering, for an aggregate purchase price paid to the Company of no less than Ten Million Dollars ($10,000,000) (excluding the principal amount of any Notes converted into capital stock and issued therein).

          1.7  "Note" means this Promissory Note.

          1.8 "Notes" means a series of notes aggregating up to a maximum of $16,000,000 in principal amount issued under the Purchase Agreement, of which this Note is one, each such note containing substantially identical terms and conditions as this Note.

     2.   Conversion.  In the event the Company does not pay the full principal
          ----------
amount of this Note before the Next Financing, then, at the closing of the Next Financing, all principal and interest accrued on this Note shall automatically convert into shares of Conversion Stock at the Conversion Price, without the need for any further action on the part of the Holder; provided, however, that the Holder shall not be entitled to receive the stock certificate representing the shares of Conversion Stock to be issued upon conversion of this Note until the original of this Note is surrendered to the Company. Each Investor whose
Note is so converted will become a party to such stock purchase agreement, investors' rights agreement, co-sale agreement and/or voting agreement as are entered into by the investors in the Next Financing generally.

     3.  Issuance of Conversion Stock.  As soon as practicable after conversion
         ----------------------------
of this Note, the Company at its expense will cause to be issued in the name of and delivered to the

Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company's Articles of Incorporation or Bylaws, or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made on the date of the initial closing of the Next Financing. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

     4.  No Rights or Liabilities as Shareholder.  This Note does not by
         ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

     5.  No Impairment.  The Company will not, by amendment of its Articles of
         -------------
Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Note.

     6.  Priority of Note.  The Notes shall rank equally without preference or
         ----------------
priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the original principal amount of outstanding indebtedness represented thereby.

     7.  Subordination.  The indebtedness represented by this Note is hereby
         -------------
expressly subordinated in right of cash payment to the prior payment in full of
(i) the Term Notes (as defined in that certain Note Purchase Agreement dated as of August 8, 1997 by and among the Company and John Tu and David Sun, as amended) and (ii) all of the Company's secured indebtedness to banks, insurance companies, lease financing institutions or other lending institutions (other than small business investment companies or venture capital firms) regularly engaged in the business of lending money ("Bank Debt"). If requested by the Company the Holder of this Note will enter into a subordination agreement with the Holders of the Term Notes and/or Bank Debt.

     8.  Prepayment.   The Company may at any time, without penalty, upon at
         ----------
least five (5) days' advance written notice to the Holder, prepay in whole or in part the unpaid principal sum of this Note, plus any unpaid accrued interest under this Note. All payments will first be applied to the repayment of accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

     9.   Waivers.  The Company and all endorsers of this Note hereby waive
          -------
notice, presentment, protest and notice of dishonor.

     10.  Attorneys' Fees.  In the event any party is required to engage the
          ---------------
services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys' fees.

     11.  Transfer.  Neither this Note nor any rights hereunder may be assigned,
          --------
conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Note and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     12.  Governing Law.  This Note shall be governed by and construed under the
          -------------
internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

     13.  Headings.  The headings and captions used in this Note are used for
          --------
convenience only and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

     14.  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Holder at the last address furnished to the Company by the Holder in writing or, in the case of the Company, at the principal offices of the Company, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

     15.  Amendments and Waivers.  Any term of this Note may be amended, and the
          ----------------------
observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes at the time outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Notes at the time outstanding, each future holder of such securities, and the Company.

     16.  Severability.  If one or more provisions of this Note are held to be
          ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     17.  "Market Stand-Off" Agreement.  The Holder hereby agrees that,
           ---------------------------
following the effective date of a registration statement of the Company's initial sale of securities under the Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Holder shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of this Note or any shares of Conversion Stock or other securities of the Company then owned by the Holder, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound, for the period; provided however, that

               (a) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock, shall have agreed to be bound by substantially the same terms and conditions,

               (b) the time period requested for such market stand-off shall not exceed one hundred eighty (180) days, and

               (c) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Act on Form S-4 (or similar forms promulgated after the date hereof).

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop-transfer instructions with respect to the shares of Conversion Stock and any other shares of stock of the Holder (and the shares or securities of every other person subject to the foregoing restriction) during such stand-off period if necessary to enforce such restrictions.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                      THE COMPANY:
                                      ------------

                                      By: __________________________

                                      Name: ________________________

                                      Title: _______________________



AGREED AND ACKNOWLEDGED:

THE HOLDER:
-----------

By: _______________________

Name: _____________________

Title: ____________________



                      [SIGNATURE PAGE TO PROMISSORY NOTE]

                                   EXHIBIT C

                                Form of Warrant
                                ---------------

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               LEXAR MEDIA, INC.

No. ______                                               Void after May 31, 2005

     This certifies that for good and valuable consideration previously provided to Lexar Media, Inc., a California corporation (the "Company"), with principal offices at 47421 Bayside Parkway, Fremont, California 94538, receipt of which is hereby acknowledged, _________________ is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time prior to 5:00 p.m. Pacific time on May 31, 2005 (the "Expiration Date"), up to that number of shares of Warrant Stock (as defined below) as may be purchased for the Maximum Purchase Amount (as defined below) at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the
                                    ---------
full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States. The Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

     This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of May __, 2000 (the "Purchase Agreement"), by and among the Company, the original holder of this Warrant and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

     1.   Definitions.  The following definitions shall apply for purposes of
          -----------
this Warrant:

          1.1 "Change of Control" means the consummation of any transaction or series of related transactions that results in the holders of record of the Company's capital stock immediately prior to the transaction or transactions holding less than fifty percent (50%) of the voting power of the Company immediately after the transaction or transactions, including the acquisition of the Company by another entity and any reorganization, merger, consolidation or share exchange, or which results in the sale of all or substantially all of the assets of the Company.

          1.2 "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

          1.3 "Holder" means any person who shall at the time be the registered holder of this Warrant.

          1.4 "Initial Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Act covering the offer and sale of the Company's Common Stock to the public for the account of the Company.

          1.5 "Maximum Purchase Amount" means fifteen percent (15%) of the principal amount of the Note.

          1.6 "Next Financing" means the Company's next sale of its Common Stock or Preferred Stock (with or without other securities of the Company or some combination thereof) in one transaction or series of related transactions, occurring at any time before the earlier of (a) the date the Note becomes due and (b) the Closing of an Initial Public Offering, for an aggregate purchase price paid to the Company of no less than Ten Million Dollars ($10,000,000) (excluding the principal amount of any Notes converted into capital stock and issued therein).

          1.7 "Note" means the Promissory Note of even date herewith initially payable to the initial Holder hereof.

          1.8 "Notes" means a series of promissory notes aggregating up to a maximum of $16,000,000 in principal amount issued under the Purchase Agreement, of which the Note is one, each such note containing substantially identical terms and conditions as the Note.

          1.9 "Purchase Amount" means, at a given time, an amount equal to the Maximum Purchase Amount less the aggregate amount previously paid to the Company for the purchase of Warrant Stock upon exercise of this Warrant.

          1.10 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

          1.11 "Warrants" means a series of warrants to purchase the Company's Common Stock issued under the Purchase Agreement, of which this Warrant is one, each such warrant containing substantially identical terms and conditions as this Warrant.

          1.12 "Warrant Price" means the lower of (a) $3.09 per share or (b) an amount equal to the lowest per share issuance price of shares of Common Stock issued or Common

Stock deemed to be issued (i.e., if the security issued is Preferred Stock the per share issuance price of the Common Stock deemed to be issued is the price of one share of such Preferred Stock divided by the number of shares of Common Stock into which such Preferred Stock is convertible into) in the Next Financing; provided, however, that if this Warrant is exercised before the Next Financing then the "Warrant Price" shall be $3.09 per share. The Warrant Price is subject to adjustment as provided herein.

          1.13 "Warrant Stock" means the Company's Common Stock. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

     2.   Exercise.
          --------

          2.1  Method of Exercise.  Subject to the terms and conditions of this
               ------------------
Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day before the Expiration Date, for up to that number of shares of Warrant Stock that is obtained by dividing (a) the Maximum Purchase Amount by (b) the then effective Warrant Price, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefor, if applicable, as determined in accordance with the terms hereof.

          2.2  Form of Payment.  Payment may be made by (i) a check payable to
               ---------------
the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv) any combination of the foregoing.

          2.3  Partial Exercise.  Upon a partial exercise of this Warrant: (i)
               ----------------
the Purchase Amount immediately prior to such exercise shall be reduced by the aggregate amount paid to the Company upon such exercise of this Warrant, and
(ii) this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in which the Maximum Purchase Amount is the Purchase Amount as so reduced. In no event may the cumulative aggregate purchase price paid to the Company upon all exercises of the Warrant exceed the Maximum Purchase Amount.

          2.4  No Fractional Shares.  No fractional shares may be issued upon
               --------------------
any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

          2.5  Restrictions on Exercise.  This Warrant may not be exercised if
               ------------------------
the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 4 of the Purchase Agreement are true and correct as of this date of exercise.

          2.6  Net Exercise Election.  The Holder may elect to convert all or a
               ---------------------
portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where     X  =  the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.6.

          Y  =  the Maximum Purchase Amount divided by the Warrant Price.

          A = the fair market value of one share of Warrant Stock, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made pursuant to this Section 2.6.

          B  =  the Warrant Price.

          The Company will promptly respond in writing to an inquiry by the Holder as to the then current fair market value of one share of Warrant Stock.

     3.   Issuance of Stock. This Warrant shall be deemed to have been exercised
          -----------------
immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

     4.   Early Expiration. This Warrant shall automatically expire and be of no
          ----------------
further force and effect without any action by the Holder immediately prior to the effective date of a Change of Control. If the Company proposes at any time to effect a Change of Control, the Company shall mail to the Holder a notice specifying the date on which the Change of Control is anticipated to become effective.

     5.   Adjustment Provisions.  The number and character of shares of Warrant
          ---------------------
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

          5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc. The Warrant Price of this Warrant and the number of shares of Warrant Stock
---
issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

          5.2  Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 5.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          5.3  Adjustment for Reorganization, Consolidation, Merger.  Except as
               ----------------------------------------------------
provided in Section 4 (Early Expiration), in case of any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

          5.4  Conversion of Stock.  In case all the authorized Warrant Stock of
               -------------------
the Company is converted, pursuant to the Company's Articles of Incorporation, into other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "Former Number of Shares of Warrant Stock"), the stock and other securities and property to which the Holder would have been entitled to receive upon the Termination Date if the Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

          5.5  Notice of Adjustments.  The Company shall promptly give written
               ---------------------
notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

          5.6  No Change Necessary. The form of this Warrant need not be changed
               -------------------
because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

          5.7  Reservation of Stock.  If at any time the number of shares of
               --------------------
Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

     6.   No Rights or Liabilities as Shareholder.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

     7.   No Impairment.  The Company will not, by amendment of its Articles of
          -------------
Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

     8.  Attorneys' Fees.  In the event any party is required to engage the
         ---------------
services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

     9.  Transfer.  Neither this Warrant nor any rights hereunder may be
         --------
assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Warrant and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     10. Governing Law.  This Warrant shall be governed by and construed under
         -------------
the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

     11.  Headings.  The headings and captions used in this Warrant are used for
          --------
convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

     12.  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Holder at the last address furnished to the Company by the Holder in writing or, in the case of the Company, at the principal offices of the Company, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

     13.  Amendment; Waiver. Any term of this Warrant may be amended, and the
          -----------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate shares of Warrant Stock issuable upon exercise of all the Warrants at the time outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Warrants at the time outstanding, each future holder of such securities, and the Company.

     14.  Severability.  If one or more provisions of this Warrant are held to
          ------------
be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     15.  Terms Binding.  By acceptance of this Warrant, the Holder accepts and
          -------------
agrees to be bound by all the terms and conditions of this Warrant.

     16.  "Market Stand-Off" Agreement.  The Holder hereby agrees that,
           ---------------------------
following the effective date of a registration statement of the Company's initial sale of securities under the Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Holder shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of this Warrant or any shares of Warrant Stock or other securities of the Company then owned by the Holder, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound, for the period; provided however, that

               (a) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock, shall have agreed to be bound by substantially the same terms and conditions,

               (b) the time period requested for such market stand-off shall not exceed one hundred eighty (180) days, and

               (c) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Act on Form S-4 (or similar forms promulgated after the date hereof).

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop-transfer instructions with respect to the shares of Warrant Stock and any other shares of stock of the Holder (and the shares or securities of every other person subject to the foregoing restriction) during such stand-off period if necessary to enforce such restrictions.

Dated:  May __, 2000

THE COMPANY:
-----------


By: _____________________________

Name: ___________________________

Title: __________________________



AGREED AND ACKNOWLEDGED:

THE HOLDER:
-----------


By: _____________________________

Name: ___________________________

Title: __________________________


                          [SIGNATURE PAGE TO WARRANT]

                                   Exhibit 1
                                   ---------

                             FORM OF SUBSCRIPTION
                             --------------------
                 (To be signed only upon exercise of Warrant)

To:  Lexar Media, Inc.

          (1) The undersigned Holder hereby elects to purchase ________________ shares of Common Stock of Lexar Media, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

          (1) Net Exercise Election.  The undersigned Holder elects to convert
              ---------------------
the Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 2.6 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of Lexar Media, Inc. (the "Warrant Stock") covered by the Warrant.

                 [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

          (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

          (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:


___________________________________        ___________________________________
(Name)                                     (Name)

___________________________________        ___________________________________
(Address)                                  (Address)

___________________________________        ___________________________________
(City, State, Zip Code)                    (City, State, Zip Code)

___________________________________        ___________________________________
(Federal Tax Identification Number)        (Federal Tax Identification Number)

___________________________________        ___________________________________
(Date)                                     (Signature of Holder)

                                   EXHIBIT D

                            Form of Monthly Warrant
                            -----------------------

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                               LEXAR MEDIA, INC.

No. _____                                               Void after May ___, 2005

          This certifies that for good and valuable consideration previously provided to Lexar Media, Inc., a California corporation (the "Company"), with principal offices at 47421 Bayside Parkway, Fremont, California 94538, receipt of which is hereby acknowledged, ____________________ is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time prior to 5:00 p.m. Pacific time on May 31, 2005 (the "Expiration Date"), up to that number of shares of Warrant Stock (as defined below) as may be purchased for the Maximum Purchase Amount (as defined below) at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the
                                    ---------
full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States; provided, however, that at any such time the Holder may only purchase up to that number of shares of Warrant Stock as may be purchased for the Purchase Amount (as defined below) at a price per share equal to the Warrant Price. The Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

          This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of May ___, 2000 (the "Purchase Agreement"), by and among the Company, the original holder of this Warrant and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

     1.   Definitions.  The following definitions shall apply for purposes of
          -----------
this Warrant:

          1.1 "Change of Control" means the consummation of any transaction or series of related transactions that results in the holders of record of the Company's capital stock immediately prior to the transaction or transactions holding less than fifty percent (50%) of the voting power of the Company immediately after the transaction or transactions, including the acquisition of the Company by another entity and any reorganization, merger, consolidation or share exchange, or which results in the sale of all or substantially all of the assets of the Company.

          1.2 "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

          1.3 "Holder" means any person who shall at the time be the registered holder of this Warrant.

          1.4 "Initial Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Act covering the offer and sale of the Company's Common Stock to the public for the account of the Company.

          1.5  "Maximum Purchase Amount" means the principal amount of the Note.

          1.6 "Next Financing" means the Company's next sale of its Common Stock or Preferred Stock (with or without other securities of the Company or some combination thereof) in one transaction or series of related transactions, occurring at any time before the earlier of (a) the date the Note becomes due and (b) the closing of an Initial Public Offering, for an aggregate purchase price paid to the Company of no less than Ten Million Dollars ($10,000,000) (excluding the principal amount of any Notes converted into capital stock and issued therein).

          1.7 "Note" means the Promissory Note of even date herewith initially payable to the initial Holder hereof and issued under the Purchase Agreement.

          1.8 "Notes" means a series of promissory notes aggregating up to a maximum of $16,000,000 in principal amount issued under the Purchase Agreement, of which the Note is one, each such note containing substantially identical terms and conditions as the Note.

          1.9 "Purchase Amount" means, at a given time, an amount equal to eight and thirty-three hundredths percent (8.33%) of the Maximum Purchase Amount multiplied by the number of full months after the date of the issuance of the Note (up to a maximum of twelve months) less the aggregate amount previously paid to the Company for the purchase of Warrant Stock upon exercise of this Warrant.

          1.10 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

          1.11 "Warrants" means a series of warrants to purchase the Company's Common Stock dated of even date herewith issued under the Purchase Agreement, of which this

Warrant is one, each such warrant containing substantially identical terms and conditions as this Warrant.

          1.12 "Warrant Price" means the lower of (a) $8.00 per share or (b) an amount equal to the lowest per share issuance price of shares of Common Stock issued or Common Stock deemed to be issued (i.e., if the security issued is Preferred Stock, the per share issuance price of the Common Stock deemed to be issued is the per share price of the share of such Preferred Stock divided by the number of shares of Common Stock into which such Preferred Stock is convertible into) on the earlier to occur of the Next Financing or the Company's Initial Public Offering; provided, however, that if this Warrant is exercised before either the Next Financing or Initial Public Offering then the "Warrant Price" shall be $8.00 per share. The Warrant Price is subject to adjustment as provided herein.

          1.13 "Warrant Stock" means the Company's Common Stock. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

     2.   Exercise.
          --------

          2.1  Method of and Limitations on Exercise.  Subject to the terms and
               -------------------------------------
conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day before the Expiration Date, for up to that number of shares of Warrant Stock that is obtained by dividing (a) the Purchase Amount by (b) the then effective Warrant Price, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefor, if applicable, as determined in accordance with the terms hereof.

          2.2  Form of Payment.  Payment may be made by (i) a check payable to
               ---------------
the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv) any combination of the foregoing.

          2.3  Partial Exercise.  Upon a partial exercise of this Warrant: (i)
               ----------------
the Purchase Amount immediately prior to such exercise shall be reduced by the aggregate amount paid to the Company upon such exercise of this Warrant, and
(ii) this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in which the Maximum Purchase Amount is the Purchase Amount as so reduced. In no event may the cumulative aggregate purchase price paid to the Company upon all exercises of the Warrant exceed the Maximum Purchase Amount.

          2.4  No Fractional Shares.  No fractional shares may be issued upon
               --------------------
any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

          2.5  Restrictions on Exercise.  This Warrant may not be exercised if
               ------------------------
the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 4 of the Purchase Agreement are true and correct as of this date of exercise.

          2.6  Net Exercise Election.  The Holder may elect to convert all or a
               ---------------------
portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X = the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.6.

          Y  =  the Purchase Amount divided by the Warrant Price.

          A = the fair market value of one share of Warrant Stock, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made pursuant to this
          Section 2.6.

          B  =  the Warrant Price.

          The Company will promptly respond in writing to an inquiry by the Holder as to the then current fair market value of one share of Warrant Stock.

     3.   Issuance of Stock. This Warrant shall be deemed to have been exercised
          -----------------
immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

     4.   Early Expiration.  This Warrant shall automatically expire and be of
          ----------------
no further force and effect without any action by the Holder immediately prior to the earlier of (i) the effective date of a Change of Control, or (ii) the effective date of the Next Financing if the issuance price of shares of Common Stock issued or Common Stock deemed to be issued (i.e., if the security issued is Preferred Stock the per share issuance price of the Common Stock deemed to be issued is the per share price of such Preferred Stock divided by the number of shares of Common Stock into which such Preferred Stock is convertible into) in the Next Financing is less than or equal to $5.50 per share (as adjusted for stock splits, combinations and similar events). If the Company proposes at any time to effect a Change of Control or the Next Financing, the Company shall mail to the Holder a notice specifying the date on which the Change of Control or the Next Financing is anticipated to become effective.

     5.   Adjustment Provisions.  The number and character of shares of Warrant
          ---------------------
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

          5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc.  The Warrant Price of this Warrant and the number of shares of Warrant
----
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

          5.2  Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 5.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          5.3  Adjustment for Reorganization, Consolidation, Merger.  Except
               ----------------------------------------------------
as provided in Section 4 (Early Expiration), in case of any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

          5.4  Conversion of Stock.  In case all the authorized Warrant Stock
               -------------------
of the Company is converted, pursuant to the Company's Articles of Incorporation, into other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "Former Number of Shares of Warrant Stock"), the stock and other securities and property to which the Holder would have been entitled to receive upon the Termination Date if the Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

          5.5  Notice of Adjustments.  The Company shall promptly give written
               ---------------------
notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

          5.6  No Change Necessary.  The form of this Warrant need not be
               -------------------
changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

          5.7  Reservation of Stock.  If at any time the number of shares of
               --------------------
Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

     6.   No Rights or Liabilities as Shareholder.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

     7.   No Impairment. The Company will not, by amendment of its Articles of
          -------------
Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

     8.   Attorneys' Fees.  In the event any party is required to engage the
          ---------------
services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

     9.   Transfer.  Neither this Warrant nor any rights hereunder may be
          --------
assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Warrant and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     10.  Governing Law.  This Warrant shall be governed by and construed under
          -------------
the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

     11.  Headings.  The headings and captions used in this Warrant are used for
          --------
convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.


     12.  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Holder at the last address furnished to the Company by the Holder in writing or, in the case of the Company, at the principal offices of the Company, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

     13.  Amendment; Waiver. Any term of this Warrant may be amended, and the
          -----------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate shares of Warrant Stock issuable upon exercise of all the Warrants at the time outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Warrants at the time outstanding, each future holder of such securities, and the Company.

     14.  Severability.  If one or more provisions of this Warrant are held to
          ------------
be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     15.  Terms Binding.  By acceptance of this Warrant, the Holder accepts and
          -------------
agrees to be bound by all the terms and conditions of this Warrant.

     16.  "Market Stand-Off" Agreement.  The Holder hereby agrees that,
           ---------------------------
following the effective date of a registration statement of the Company's initial sale of securities under the Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Holder shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of this Warrant or any shares of Warrant Stock or other securities of the Company then owned by the Holder, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound, for the period; provided however, that

               (a) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock, shall have agreed to be bound by substantially the same terms and conditions,

               (b) the time period requested for such market stand-off shall not exceed one hundred eighty (180) days, and

               (c) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Act on Form S-4 (or similar forms promulgated after the date hereof).


     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop-transfer instructions with respect to the shares of Warrant Stock and any other shares of stock of the Holder (and the shares or securities of every other person subject to the foregoing restriction) during such stand-off period if necessary to enforce such restrictions.

Dated:  May __, 2000


THE COMPANY:
-----------


By: _______________________________

Name: _____________________________

Title: ____________________________


AGREED AND ACKNOWLEDGED:


THE HOLDER:
-----------


By: _______________________________

Name: _____________________________

Title: ____________________________


                          [SIGNATURE PAGE TO WARRANT]

                                   Exhibit 1
                                   ---------

                             FORM OF SUBSCRIPTION
                             --------------------
                 (To be signed only upon exercise of Warrant)

To:  Lexar Media, Inc.

          (1) The undersigned Holder hereby elects to purchase ________________ shares of Common Stock of Lexar Media, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

          (1) Net Exercise Election.  The undersigned Holder elects to convert
              ---------------------
the Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 2.6 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of Lexar Media, Inc. (the "Warrant Stock") covered by the Warrant.

                 [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

          (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

          (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:


___________________________________        ___________________________________
(Name)                                     (Name)

___________________________________        ___________________________________
(Address)                                  (Address)

___________________________________        ___________________________________
(City, State, Zip Code)                    (City, State, Zip Code)

___________________________________        ___________________________________
(Federal Tax Identification Number)        (Federal Tax Identification Number)

___________________________________        ___________________________________
(Date)                                     (Signature of Holder)